         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE

YOUR AT&T ACCOUNT INFORMATION
(1) a). Number of Shares you hold of AT&T common stock.
    b). Number of shares of AT&T common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).
    c). Total AT&T common shares you own (a+b)

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

YOUR EXCHANGE CHOICES. MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER.

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

LOST CERTIFICATES AND TRANSFERS

(6) You may participate in the Exchange Offer even if your certificate(s) have been lost, stolen, or destroyed. Mark this box and complete Box A on the back of this form if you are unable to locate your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

SIGNATURES & CONTACT INFORMATION

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number, including area code.

   THIS EXCHANGE OFFER EXPIRES AT       NEW YORK CITY TIME ON
           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with and "X" as shown

            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0139 New 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL

    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ANY OF YOUR
              AT&T COMMON STOCK CERTIFICATES YOU WISH TO EXCHANGE.

(1)   SHARES OF AT&T COMMON STOCK YOU OWN
      a) in certificate form
      b) in book-entry
      c) Total of a) & b) above
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      -----------------------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.


                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                                NOT ALL OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                 (5)     [ ]    SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING
                                                                                STOCK: --------------------
                                                                 (6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (8)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (9)
                                               ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               DELIVERY ADDRESSES

BY MAIL:                 BY OVERNIGHT COURIER:    BY HAND:
EquiServe                EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions  Attn: Corporate Actions  c/o EquiServe
PO Box 43021             40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-    Braintree, MA 02184      New York, NY 10038
3021                                              Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

WE HAVE ENCLOSED AN INSURED ENVELOPE FOR YOUR CONVENIENCE. IF YOU DO NOT USE THIS ENVELOPE, OR IF THE VALUE OF YOUR SHARES EXCEEDS $1,000,000.00, IT IS RECOMMENDED THAT YOU INSURE YOUR PACKAGE FOR 2% OF THE MARKET VALUE OF THE AT&T COMMON STOCK CERTIFICATES YOU ARE ENCLOSING.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Exchange Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the exchange of the shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the Surety), EquiServe Trust Company, N.A., AT&T Corp. and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affidavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost AT&T
 Certificate(s):                                                $0.50                    $
                              --------------    X    ---------------------------     =    ---------------
                              AT&T Shares Due        Insurance Premium per Share         Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.
--------------------------------------------------------------------------------

                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in another name,        (Stamp Here)
fill in this section with the information for the new           ------------------------------------------------------
account name. If you need more room, please use a separate      (Signature of Current Owner)
sheet.                                                          ------------------------------------------------------
------------------------------------------------------          (Signature of Co-Owner, if any)
Name (Please Print First, Middle & Last Name)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE
YOUR AT&T ACCOUNT INFORMATION
(1) a). Number of Shares you hold of AT&T common stock.
    b). Number of shares of AT&T common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).
    c). Total AT&T common shares you own (a + b). For preferential treatment of oddlot accounts, please see the reverse side of this form.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

    YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

    LOST CERTIFICATES AND TRANSFERS

(6) You may participate in the Exchange Offer even if your certificate(s) have been lost, stolen, or destroyed. Mark this box and complete Box A on the back of this form if you are unable to locate your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

    SIGNATURES & CONTACT INFORMATION

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number, including area code.

     THIS EXCHANGE OFFER EXPIRES AT                   NEW YORK CITY TIME ON
           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with and "X" as shown
            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ANY OF YOUR
              AT&T COMMON STOCK CERTIFICATES YOU WISH TO EXCHANGE.

(1)   SHARES OF AT&T COMMON STOCK YOU OWN:
      a) in certificate form
      b) in book-entry
      c) Total of a) and b) above
      OUR RECORDS INDICATE THIS ACCOUNT MAY BE SUBJECT TO THE
      ODDLOT PREFERENCE. PLEASE SEE THE REVERSE SIDE OF THIS
      FORM.
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW: ----------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 ELECTION.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK:
                                                                                --------------------
                                                                 (6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (8)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (9)
                                               ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               DELIVERY ADDRESSES

BY MAIL:                   BY OVERNIGHT COURIER:    BY HAND:
EquiServe                  EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions    Attn: Corporate Actions  c/o EquiServe
PO Box 43021               40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-3021  Braintree, MA 02184      New York, NY 10038
                                                    Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

WE HAVE ENCLOSED AN INSURED ENVELOPE FOR YOUR CONVENIENCE. IF YOU DO NOT USE THIS ENVELOPE, OR IF THE VALUE OF YOUR SHARES EXCEEDS $1,000,000.00, IT IS RECOMMENDED THAT YOU INSURE YOUR PACKAGE FOR 2% OF THE MARKET VALUE OF THE AT&T COMMON STOCK CERTIFICATES YOU ARE ENCLOSING.

ODDLOT PREFERENCE:

This Exchange Offer is subject to possible proration as described in the Offering Circular/Prospectus (see "This Exchange Offer -- Proration: Tenders for Exchange by Holders of Fewer than 100 Shares of AT&T common stock"). If you hold an aggregate of less than 100 shares of AT&T common stock at the close of business one trading day prior to the date the exchange ratio was established, and elect to exchange ALL of your shares, all of your shares of AT&T common stock will be accepted for exchange without proration if this Exchange Offer is oversubscribed.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Exchange Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the exchange of the MediaOne Group, Inc. shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the Surety), EquiServe Trust Company, N.A., AT&T Corp. and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affadavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost Certificate(s):                       X               $0.50                =   $
                              --------------         ---------------------------           ---------------------
                              AT&T Shares Due        Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.

--------------------------------------------------------------------------------
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT

--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in another name,        (Stamp Here)
fill in this section with the information for the new           ------------------------------------------------------
account name. If you need more room, please use a separate      (Signature of Current Owner)
sheet.                                                          ------------------------------------------------------
------------------------------------------------------          (Signature of Co-Owner, if any)
Name (Please Print First, Middle & Last Name)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE
YOUR AT&T ACCOUNT INFORMATION
(1) Number of shares of AT&T common stock you are due once you have turned in your certificates of the underlying company.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is incorrect, please print the correct Social Security Number or Tax ID Number in the area provided.

YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

LOST CERTIFICATES AND TRANSFERS

(6) You may participate in the Exchange Offer even if your certificate(s) have been lost, stolen, or destroyed. Mark this box and complete Box A on the back of this form if you are unable to locate your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

SIGNATURES & CONTACT INFORMATION

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number, including area code.

        THIS EXCHANGE OFFER EXPIRES AT            NEW YORK CITY TIME ON
           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with an "X" as shown

            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0141 NEW 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
          (FOR HOLDERS OF SHARES EXCHANGEABLE INTO AT&T COMMON STOCK)
    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ALL OF YOUR
                CERTIFICATES EXCHANGEABLE FOR AT&T COMMON STOCK.

(1)   SHARES OF AT&T COMMON STOCK DUE TO YOU FROM THE MERGER WITH
      NOTE: This number may differ from the number of shares you owned in the company that previously merged with AT&T.
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW: ----------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK: --------
                                                                 (6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (8)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (9)
                      (    )                      (    )
                                               ---------------   ---------------
                                   DAYTIME TELEPHONE #       EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               DELIVERY ADDRESSES

BY MAIL:                   BY OVERNIGHT COURIER:    BY HAND:
EquiServe                  EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions    Attn: Corporate Actions  c/o EquiServe
PO Box 43021               40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-3021  Braintree, MA 02184      New York, NY 10038
                                                    Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

WE HAVE ENCLOSED AN INSURED ENVELOPE FOR YOUR CONVENIENCE. IF YOU DO NOT USE THIS ENVELOPE, OR IF THE VALUE OF YOUR SHARES EXCEEDS $1,000,000.00, IT IS RECOMMENDED THAT YOU INSURE YOUR PACKAGE FOR 2% OF THE MARKET VALUE OF THE STOCK CERTIFICATES YOU ARE ENCLOSING.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Exchange Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the exchange of the MediaOne Group, Inc. shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the Surety), EquiServe Trust Company, N.A., AT&T Corp. and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affadavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost Certificate(s):                                          $0.50                    $
                              ------------------   X    ---------------------------     =   -------------------
                               AT&T Shares Due          Insurance Premium per Share          Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.

--------------------------------------------------------------------------------
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT

--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in ANOTHER NAME,        (Stamp Here)
fill in this section with the information for the new           ------------------------------------------------------
account name. If you need more room, please use a separate      (Signature of Current Owner)
sheet.                                                          ------------------------------------------------------
------------------------------------------------------          (Signature of Co-Owner, if any)
Name (Please Print First, Middle & Last Name)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE

YOUR AT&T ACCOUNT INFORMATION
(1) Number of Shares of AT&T common stock you are due once you have turned in your certificates of MediaOne/U S WEST Media Group stock.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is incorrect, please print the correct Social Security Number or Tax ID Number in the area provided.

YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER.

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

LOST CERTIFICATES AND TRANSFERS

(6) You may participate in the Exchange Offer even if your certificate(s) have been lost, stolen, or destroyed. Mark this box and complete Box A on the back of this form if you are unable to locate your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

SIGNATURES & CONTACT INFORMATION

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number, including area code.

        THIS EXCHANGE OFFER EXPIRES AT             NEW YORK CITY TIME ON

           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with an "X" as shown
            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0142 New 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
        (FOR HOLDERS OF MEDIAONE AND U S WEST MEDIA GROUP CERTIFICATES)
    IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH ALL OF YOUR
                 MEDIAONE OR U S WEST MEDIA GROUP CERTIFICATES

(1)   SHARES OF AT&T COMMON STOCK DUE IN EXCHANGE FOR YOUR
      MEDIAONE OR U S WEST MEDIA GROUP STOCK CERTIFICATES
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      ---------------------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.


YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE EXCHANGE
OFFER
               MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
(4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP TRACKING
               STOCK.
               MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT NOT
(5)     [ ]    ALL, OF YOUR SHARES. INDICATE THE NUMBER OF SHARES
               OF AT&T COMMON STOCK YOU WISH TO EXCHANGE FOR AT&T
               WIRELESS GROUP TRACKING STOCK:
               --------------------------------------------------
(6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND COMPLETE
               BOX A ON THE BACK OF THIS FORM.
(7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
               BOX B ON THE BACK OF THIS FORM.

(8) ----------------------------------------
    SIGNATURE OF OWNER
----------------------------------------
SIGNATURE OF CO-OWNER, IF ANY
(9) --------------------   --------------------
    DAYTIME TELEPHONE #   EVENING TELEPHONE #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               DELIVERY ADDRESSES

BY MAIL:                   BY OVERNIGHT COURIER:    BY HAND:
EquiServe                  EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions    Attn: Corporate Actions  c/o EquiServe
PO Box 43021               40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-3021  Braintree, MA 02184      New York, NY 10038
                                                    Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

WE HAVE ENCLOSED AN INSURED ENVELOPE FOR YOUR CONVENIENCE. IF YOU DO NOT USE THIS ENVELOPE, OR IF THE VALUE OF YOUR SHARES EXCEEDS $1,000,000.00, IT IS RECOMMENDED THAT YOU INSURE YOUR PACKAGE FOR 2% OF THE MARKET VALUE OF THE STOCK CERTIFICATES YOU ARE ENCLOSING.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Exchange Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the exchange of the MediaOne Group, Inc. shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the "Surety"), EquiServe Trust Company, N.A., AT&T Corp. and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affadavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

 FEE REQUIRED ONLY IF CERTIFICATE(S) REPRESENTING 1000 OR MORE SHARES ARE LOST.

Replacement Fee Calculation
 for Lost MediaOne Group or
U S WEST Media Group
 Certificate(s):                                X               $1.20                =
                              --------------         ---------------------------         $----------------------
                              AT&T Shares Due        Insurance Premium per Share               Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.
--------------------------------------------------------------------------------
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in ANOTHER NAME,        (Stamp Here)
fill in this section with the information for the new
account name. If you need more room, please use a separate      ------------------------------------------------------
sheet.                                                          (Signature of Current Owner)
------------------------------------------------------          ------------------------------------------------------
Name (Please Print First, Middle & Last Name)                   (Signature of Co-Owner, if any)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE

   YOUR AT&T ACCOUNT INFORMATION
(1) Number of Shares of AT&T common stock held on your behalf in the AT&T Employee Stock Purchase Plan.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

    YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

    SIGNATURES & CONTACT INFORMATION

(6) All registered owners, as shown on the Letter of Transmittal, must sign.

(7) Please give us your daytime and/or evening telephone number, including area code.
--------------------------------------------------------------------------------

 Make your Election by telephone at 1-800-435-2911 (there is no charge for this call), or
           By the Internet at http://www.eproxyvote.com/exchange-awe

                       Your Control Number is: ----------
             See the instructions on the reverse side of this page.
--------------------------------------------------------------------------------
        THIS EXCHANGE OFFER EXPIRES AT             NEW YORK CITY TIME ON

           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with and "X" as shown

            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0143 NEW 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
              (FOR AT&T EMPLOYEE STOCK PURCHASE PLAN PARTICIPANTS)

(1)   SHARES OF AT&T COMMON STOCK OWNED BY YOU IN THE EMPLOYEE
      STOCK PURCHASE PLAN:
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      -----------------------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-92P
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.


                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK:
                                                                                -------------------------------------------------

                                         (6)
                                         ---------------------------------------
                                                     SIGNATURE OF OWNER

                                         ---------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                           (7) ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

CONVENIENT ELECTION OPTIONS:

The fastest and most convenient way to make your Election is either by telephone, toll-free at 1-800-435-2911, or over the Internet at http://www.eproxyvote.com/exchange-awe by using your Control Number printed on the front of this form. If you make your Election using the phone line or web site, do NOT return the attached card.

IF YOU ARE UNABLE TO MAKE YOUR ELECTION BY USING THE PHONE LINE OR THE WEB SITE, YOU MUST RETURN YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE. LETTERS OF TRANSMITTAL RECEIVED AFTER THE EXPIRATION DATE WILL NOT BE HONORED.

                               DELIVERY ADDRESSES

BY MAIL:
EquiServe
Attn: Corporate Actions
PO Box 43021
Providence, RI 02940-3021
BY OVERNIGHT COURIER:
EquiServe
Attn: Corporate Actions
40 Campanelli Drive
Braintree, MA 02184
BY HAND:
Securities Transfer & Reporting
Services, Inc.
c/o EquiServe
100 William Street, Galleria
New York, NY 10038
Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE

YOUR AT&T ACCOUNT INFORMATION
(1) Number of Shares of AT&T common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is incorrect, please print the correct Social Security Number or Tax ID Number in the area provided.

YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

LOST CERTIFICATES AND TRANSFERS

(6) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

SIGNATURES & CONTACT INFORMATION

(7) All registered owners, as shown on the Letter of Transmittal, must sign.

(8) Please give us your daytime and/or evening telephone number, including area code.
--------------------------------------------------------------------------------

 Make your Election by telephone at 1-800-435-2911 (there is no charge for this call), or
           by the Internet at http://www.eproxyvote.com/exchange-awe

                       Your Control Number is ----------
             See the instructions on the reverse side of this page.
--------------------------------------------------------------------------------

     THIS EXCHANGE OFFER EXPIRES AT                   NEW YORK CITY TIME ON
           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with and "X" as shown

            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0144 NEW 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL

SHARES OF AT&T COMMON STOCK YOU OWN
(1)   IN BOOK-ENTRY:
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      ----------------------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK:
                                                                                -------------------------------------------------
                                                                 THIS SPACE IS INTENTIONALLY LEFT BLANK.
                                                                 (6)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (7)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY

                                            (8)(    )              (    )
                                             -----------------------------------
                                 DAYTIME TELEPHONE #       EVENING TELEPHONE #

CONVENIENT ELECTION OPTIONS:

The fastest and most convenient way to make your Election is either by telephone toll-free at 1-800-435-2911, or over the Internet at http://www.eproxyvote.com/exchange-awe, by using your Control Number printed on the front of this form. If you make your Election using the phone line or web site, do NOT return the attached card.


IF YOU ARE UNABLE TO MAKE YOUR ELECTION BY USING THE PHONE LINE OR WEB SITE, YOU MUST RETURN YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE. LETTERS OF TRANSMITTAL RECEIVED AFTER THE EXPIRATION DATE WILL NOT BE HONORED.


                               DELIVERY ADDRESSES

BY MAIL:                 BY OVERNIGHT COURIER:    BY HAND:
EquiServe                EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions  Attn: Corporate Actions  c/o EquiServe
PO Box 43021             40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-    Braintree, MA 02184      New York, NY 10038
3021                                              Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

                      THIS BOX IS INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in ANOTHER NAME,        (Stamp Here)
fill in this section with the information for the new           ------------------------------------------------------
account name. If you need more room, please use a separate      (Signature of Current Owner)
sheet.                                                          ------------------------------------------------------
------------------------------------------------------          (Signature of Co-Owner, if any)
Name (Please Print First, Middle & Last Name)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE

    YOUR AT&T ACCOUNT INFORMATION

(1) Number of Shares of AT&T common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry). For preferential treatment of oddlot accounts, please see the reverse side of this form.

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

    YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

    LOST CERTIFICATES AND TRANSFERS

(6) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

    SIGNATURES & CONTACT INFORMATION

(7) All registered owners, as shown on the Letter of Transmittal, must sign.

(8) Please give us your daytime and/or evening telephone number, including area code.
--------------------------------------------------------------------------------
 Make your Election by telephone at 1-800-435-2911 (there is no charge for this call), or
           By the Internet at http://www.eproxyvote.com/exchange-awe.

                       Your Control Number is: ----------
             See the instructions on the reverse side of this page.
--------------------------------------------------------------------------------

        THIS EXCHANGE OFFER EXPIRES AT             NEW YORK CITY TIME ON

           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with and "X" as shown
            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0145 New 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL

SHARES OF AT&T COMMON STOCK YOU OWN
(1)   IN BOOK-ENTRY:
      OUR RECORDS INDICATE THIS ACCOUNT MAY BE SUBJECT TO THE
      ODDLOT PREFERENCE. PLEASE SEE THE REVERSE SIDE OF THIS
      FORM.
(2)   TAX ID NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      ------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK:
                                                                                ---------------------------------------
                                                                                THIS SPACE IS INTENTIONALLY LEFT BLANK.
                                                                 (6)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

                                            (7)
                                            ------------------------------------
                                                     SIGNATURE OF OWNER

                                            ------------------------------------
                                                SIGNATURE OF CO-OWNER, IF ANY
                                            (8)
                                               ---------------   ---------------
                                       DAYTIME TELEPHONE #   EVENING TELEPHONE #

CONVENIENT ELECTION OPTIONS:

The fastest and most convenient way to make your Election is either by telephone toll-free at 1-800-435-2911, or over the Internet at http://www.eproxyvote.com/exchange-awe, by using your Control Number printed on the front of this form. If you make your election using the phone line or web site, do NOT return the attached card.

IF YOU ARE UNABLE TO MAKE YOUR ELECTION BY USING THE PHONE LINE OR THE WEB SITE, YOU MUST RETURN YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE. LETTERS OF TRANSMITTAL RECEIVED AFTER THE EXPIRATION DATE WILL NOT BE HONORED.

                               DELIVERY ADDRESSES

BY MAIL:                   BY OVERNIGHT COURIER:     BY HAND:
EquiServe                  EquiServe                 Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions    Attn: Corporate Actions   c/o EquiServe
PO Box 43021               40 Campanelli Drive       100 William Street, Galleria
Providence, RI 02940-3021  Braintree, MA 02184       New York, NY 10038
                                                     Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

ODDLOT PREFERENCE:

This Exchange Offer is subject to possible proration as described in the Offering Circular/Prospectus (see "This Exchange Offer -- Proration: Tenders for Exchange by Holders of Fewer than 100 Shares of AT&T common stock"). If you hold an aggregate of less than 100 shares of AT&T common stock at the close of business one trading day prior to the date the exchange ratio was established, and elect to exchange ALL of your shares, all of your shares of AT&T common stock will be accepted for exchange without proration if this Exchange Offer is oversubscribed.

                      THIS BOX IS INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in ANOTHER NAME,        (Stamp Here)
fill in this section with the information for the new           ------------------------------------------------------
account name. If you need more room, please use a separate      (Signature of Current Owner)
sheet.                                                          ------------------------------------------------------
------------------------------------------------------          (Signature of Co-Owner, if any)
Name (Please Print First, Middle & Last Name)
------------------------------------------------------
Address (Number and Street)
------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------
(Tax Identification or Social Security Number)

         AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL AND GUIDE

GUIDE
YOUR AT&T ACCOUNT INFORMATION
(1)  a). Number of shares you hold of AT&T common stock.
     b). Number of shares of AT&T common stock held on your behalf in the AT&T Dividend Reinvestment Plan or in Direct Registration (Book-Entry).
     c). Number of shares of AT&T common stock you are due once you have turned in your certificates of the underlying company.
     d). Total of a), b), and c).

(2) The Social Security Number or Taxpayer ID Number as listed on your AT&T account.

(3) Please verify that the Social Security Number or Tax ID Number is your correct Social Security Number or Tax ID Number. If it is INCORRECT, please print the correct Social Security Number or Tax ID Number in the area provided.

     YOUR EXCHANGE CHOICES -- MARK EITHER BOX (4) OR (5) IF YOU DECIDE TO PARTICIPATE IN THE EXCHANGE OFFER

(4) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for ALL shares of AT&T common stock you own at the expiration of this Exchange Offer.

(5) If you mark this box, you are electing to receive AT&T Wireless Group tracking stock in exchange for some, but not all, of the AT&T common stock you own. Please indicate the number of whole AT&T common shares you wish to exchange.

     LOST CERTIFICATES AND TRANSFERS

(6) You may participate in the Exchange Offer even if your certificate(s) have been lost, stolen, or destroyed. Mark this box and complete Box A on the back of this form if you are unable to locate your stock certificate(s).

(7) Mark this box and complete Box B on the back of this form if you would like to transfer ownership of your shares to someone else.

     SIGNATURES & CONTACT INFORMATION

(8) All registered owners, as shown on the Letter of Transmittal, must sign. DO NOT SIGN YOUR STOCK CERTIFICATES.

(9) Please give us your daytime and/or evening telephone number, including area code.

        THIS EXCHANGE OFFER EXPIRES AT             NEW YORK CITY TIME ON

           ELECTIONS RECEIVED AFTER THIS TIME WILL NOT BE PROCESSED.

                                                                 [X]
            Please clearly mark boxes with an "X" as shown.

            Use only blue or black ink. Do not use red ink.

                       PLEASE DETACH FORM BEFORE MAILING       AT-0146 NEW 01/01
 -------------------------------------------------------------------------------

              AT&T VOLUNTARY EXCHANGE OFFER LETTER OF TRANSMITTAL
          (FOR HOLDERS OF SHARES EXCHANGEABLE INTO AT&T COMMON STOCK)
          IF YOU ELECT TO PARTICIPATE, THIS FORM MUST BE RETURNED WITH
  ALL OF YOUR AT&T CERTIFICATES AND CERTIFICATES EXCHANGEABLE FOR AT&T COMMON
                                     STOCK

(1)   SHARES OF AT&T COMMON STOCK YOU OWN:
      a) in certificate form:
      b) in book-entry:
      c) Shares of AT&T due to you from the merger with
      d) Total of a), b), and c) above
(2)
  TAX
ID
NUMBER:
(3)   IF ABOVE NUMBER IS INCORRECT, PLEASE INDICATE YOUR
      CORRECTED TAX ID NUMBER BELOW:
      -----------------------------------------------------------
      BY SIGNING THIS FORM I CERTIFY UNDER PENALTIES OF PERJURY,
      THAT MY TAX ID NUMBER LISTED IS ACCURATE FOR IRS W-9
      PURPOSES AND THAT I AM NOT AND HAVE NOT BEEN NOTIFIED BY
      THE IRS THAT I AM SUBJECT TO BACK-UP WITHHOLDING. IF IT IS
      INCORRECT, PLEASE WRITE THE CORRECT NUMBER ABOVE.

                                                                 YOU MUST MARK EITHER BOX (4) OR (5) TO PARTICIPATE IN THE
                                                                 EXCHANGE OFFER
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE ALL OF YOUR
                                                                 (4)     [ ]    AT&T COMMON STOCK FOR AT&T WIRELESS GROUP
                                                                                TRACKING STOCK.
                                                                                MARK THIS BOX IF YOU WISH TO EXCHANGE SOME, BUT
                                                                 (5)     [ ]    NOT ALL, OF YOUR SHARES. INDICATE THE NUMBER OF
                                                                                SHARES OF AT&T COMMON STOCK YOU WISH TO EXCHANGE
                                                                                FOR AT&T WIRELESS GROUP TRACKING STOCK: -----
                                                                 (6)     [ ]    MARK THIS BOX FOR LOST CERTIFICATE(S) AND
                                                                                COMPLETE BOX A ON THE BACK OF THIS FORM.
                                                                 (7)     [ ]    MARK THIS BOX TO TRANSFER OWNERSHIP AND COMPLETE
                                                                                BOX B ON THE BACK OF THIS FORM.

(8)
                           -----------------------------------------------------
                                                     Signature of Owner

                           -----------------------------------------------------
                                                Signature of Co-owner, if any
                             (9) -------------------------   -------------------
                                       Daytime Telephone #   Evening Telephone #

IF YOU ELECT TO PARTICIPATE IN THE EXCHANGE OFFER AND YOUR SHARES OF AT&T COMMON STOCK ARE HELD IN CERTIFICATE FORM, YOU MUST RETURN THE STOCK CERTIFICATE(S) WITH YOUR COMPLETED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO ONE OF THE ADDRESSES BELOW PRIOR TO THE EXPIRATION DATE.

                               DELIVERY ADDRESSES

BY MAIL:                   BY OVERNIGHT COURIER:    BY HAND:
EquiServe                  EquiServe                Securities Transfer & Reporting Services, Inc.
Attn: Corporate Actions    Attn: Corporate Actions  c/o EquiServe
PO Box 43021               40 Campanelli Drive      100 William Street, Galleria
Providence, RI 02940-3021  Braintree, MA 02184      New York, NY 10038
                                                    Attn: Delivery Window

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

WE HAVE ENCLOSED AN INSURED ENVELOPE FOR YOUR CONVENIENCE. IF YOU DO NOT USE THIS ENVELOPE, OR IF THE VALUE OF YOUR SHARES EXCEEDS $1,000,000.00, IT IS RECOMMENDED THAT YOU INSURE YOUR PACKAGE FOR 2% OF THE MARKET VALUE OF THE STOCK CERTIFICATES YOU ARE ENCLOSING.

                                     BOX A
                    ELECTION OF LOST AT&T STOCK CERTIFICATES

By signing the front of this Exchange Form I certify that I am the lawful owner of the shares described on the front of this Exchange Form. I have made a diligent search for the certificate(s), and I have been unable to find it
(them). I hereby agree (for myself, my heirs, assigns, and personal representatives), in consideration of the exchange of the MediaOne Group, Inc. shares represented by the certificate(s), to completely indemnify, protect and hold harmless SAFECO Surety Company (the Surety), EquiServe Trust Company, N.A., AT&T Corp. and their respective affiliates (collectively the "Obligees") from and against all losses, costs and damages which the Obligees may be subject to, or liable for, in respect to the cancellation and exchange of the certificate(s). I agree that this Letter of Transmittal and Affadavit is delivered to accompany Bond of Indemnity #5926165 underwritten by SAFECO Surety Company to protect the foregoing Obligees. I agree to surrender the certificate(s) for cancellation if I find it (them) at any time.

Replacement Fee Calculation
 for Lost Certificate(s):                          X               $0.50                =   $
                              ------------------        ---------------------------           ---------------------
                               AT&T Shares Due          Insurance Premium per Share             Total Premium Due

 PLEASE MAKE YOUR CHECK PAYABLE TO SAFECO SURETY COMPANY AND ENCLOSE WITH THIS
                                     CARD.
      WE WILL NOT BE ABLE TO COMPLETE YOUR EXCHANGE WITHOUT THIS PREMIUM.
--------------------------------------------------------------------------------
                                     BOX B
                           CHANGE OF NAME ON ACCOUNT
--------------------------------------------------------------------------------


If you want your AT&T Wireless Group Tracking stock and any     Medallion Signature Guarantee
residual AT&T common stock to be issued in another name,        (Stamp Here)
fill in this section with the information for the new
account name. If you need more room, please use a separate
sheet.
                                                                ------------------------------------------------------------
------------------------------------------------------------    (Signature of Current Owner)
Name        (Please Print First, Middle & Last Name)
                                                                ------------------------------------------------------------
------------------------------------------------------------    (Signature of Co-Owner, if any)
Address                (Number and Street)
------------------------------------------------------------
(City, State & Zip Code)
------------------------------------------------------------
(Tax Identification or Social Security Number)